SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               WHITMAN CORPORATION
             (Exact name of registrant as specified in its charter)


                Date of Report (Date of earliest event reported):
                                  May 20, 1999

                                    Delaware
                 (State or other jurisdiction of incorporation)


               333-76549                               13-6167838
         (Commission File No.)                (IRS Employer Identification No.)

           3501 Algonquin Road                           60008
       Rolling Meadows, Illinois                      (Zip Code)
  (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (847) 818-5000

                       Heartland Territories Holdings, Inc.
          (Former name or Former Address, if changed since last report)

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Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.

                  On May 20, 1999, pursuant to the Amended and Restated Contribution and Merger Agreement (the "Merger Agreement"), dated as of
March 18, 1999, among Whitman Corporation ("Old Whitman"), PepsiCo, Inc. ("PepsiCo") and Heartland Territories Holdings, Inc. ("New Whitman"), Old Whitman was merged with and into New Whitman, with New Whitman as the surviving corporation and with New Whitman acquiring all assets of Old Whitman. Simultaneously with the merger, the name of Heartland Territories Holdings, Inc., defined herein as "New Whitman", was changed to Whitman Corporation. Under the terms of the Merger Agreement, each share of Old Whitman common stock was exchanged for one share of New Whitman common stock, with a total of approximately 88 million shares of New Whitman common stock issued to former holders of Old Whitman common stock. In addition, up to approximately 11.5 million shares of New Whitman common stock may be issued in the future upon exercise of options granted under Old Whitman's stock incentive plans. PepsiCo, as the holder of 54.0 million shares of New Whitman common stock and 794,115 shares of Old Whitman common stock prior to the merger, now holds 54,794,115 shares of New Whitman common stock, representing approximately 38.7% of the New Whitman common stock currently outstanding.

                  New Whitman's Registration Statement on Form S-4 (Registration No. 333-76549), which was declared effective by the Securities and Exchange Commission on April 19, 1999 (the "Registration Statement"), and which is hereby incorporated by reference herein, sets forth certain information regarding the merger, Old Whitman, PepsiCo and New Whitman, including, but not limited to, a description of the assets involved, the nature and amount of consideration paid, the method used for determining the amount of such consideration, the nature of any material relationships between PepsiCo and Old Whitman or any officer or director of Old Whitman or any associate of any such officer or director, the nature of the business of Old Whitman and PepsiCo and the intended structure and operation of the company created in the merger.

                  The press release announcing the closing of the merger is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

ITEM 5.  OTHER EVENTS.

                  On May 20, 1999, the Board of Directors of New Whitman declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.01 per share (the "Common Shares"), of New Whitman. The dividend is payable on June 11, 1999, (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from New Whitman one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the "Preferred Shares"), of New Whitman at a price of $61.25 per one one-hundredth


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of a Preferred Share (the "Purchase Price"), subject to adjustment.
The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between New Whitman and First Chicago Trust Company of New York, as Rights Agent (the "Rights Agent").

                  Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (subject to certain exceptions) (an "Acquiring Person") have acquired beneficial ownership of 15% or more of the outstanding Common Shares or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of such outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificates with a copy of a Summary of Rights attached thereto.

                  The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date, upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares, outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

                  The Rights are not exercisable until the Distribution Date. The Rights will expire on May 20, 2009 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed by New Whitman, in each case, as described below.

                  The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares or (iii) upon the distribution to holders of



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the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

                  The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

                  Preferred Shares purchasable upon exercise of the Rights are not redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share plus an amount equal to accrued and unpaid dividends thereon but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

                  Because of the nature of the Preferred Shares' dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right hold approximate the value of one Common Share.

                  In the event that, after a person or a group has become an Acquiring Person, New Whitman is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold or transferred (subject to certain exceptions), proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In the event that (i) any person becomes an Acquiring Person or (ii) during such time as there is an Acquiring Person, there shall be a reclassification of securities or a recapitalization or reorganization of New Whitman or other transaction or series of transactions involving New Whitman which has the effect of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of New Whitman or any of its subsidiaries beneficially owned by the Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right.



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

                  At any time after the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 15% or more of the outstanding Common Shares and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of New Whitman may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

                  With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% of such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of New Whitman, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

                  At any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 15% or more of the outstanding Common Shares, the Board of Directors of New Whitman may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

                  The terms of the Rights may be amended by the Board of Directors of New Whitman without the consent of the holders of the Rights, including an amendment to lower certain thresholds described above to not less than the greater of (i) the sum of .001% and the largest percentage of the outstanding Common Shares then known to New Whitman to be beneficially owned by any person or group of affiliated or associated persons and (ii) 10%, except that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

                  Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of New Whitman, including, without limitation, the right to vote or to receive dividends.

                  The Rights Agreement, dated as of May 20, 1999, between New Whitman and First Chicago Trust Company of New York, as Rights Agent, specifying the terms of the Rights and the press release announcing the declaration of the Rights are incorporated herein by reference as Exhibits 4 and 99 hereto, respectively. The foregoing description of the Rights is qualified in its entirety by reference to such exhibits.


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Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (a) Pursuant to General Instruction B.3 of Form 8-K, the financial statements of Old Whitman have not been included herein. Those financial statements, which were previously reported in Old Whitman's Annual Report on Form 10-K for the fiscal year ended January 2, 1999, and Amendment No.1 to such Form 10-K filed on April 16, 1999, have been incorporated by reference in New Whitman's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on April 19, 1999 (Reg. No. 333-76549).

           (b) Pursuant to General Instruction B.3 of Form 8-K, the pro forma financial information has not been included herein. The pro forma financial information of New Whitman and Old Whitman was previously reported in New Whitman's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on April 19, 1999.

           (c) Exhibits.

               4. Rights Agreement, dated as of May 20, 1999, between Whitman Corporation and First Chicago Trust Company of New York which includes the form of Certificate of Designations of Series A Junior Participating
                         Preferred Stock of Whitman Corporation setting forth the terms of the Series A Junior Participating Preferred Stock, par value $0.01 per share, as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred
                         Shares as Exhibit C. (Incorporated by reference to Form 8-A filed May 20, 1999)

               99.1 Text of Press Release dated May 20, 1999 relating to the closing of the merger and the authorization of the rights.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  May 20, 1999

                                     WHITMAN CORPORATION



                                     By: /s/    William B. Moore
                                         -----------------------------
                                         Name:  William B. Moore
                                         Title: Senior Vice President, Secretary
                                                and General Counsel


















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


                                  EXHIBIT LIST


    No.
    ---

    4. Rights Agreement, dated as of May 20, 1999, between Whitman Corporation and First Chicago Trust Company of New York which includes the form of Certificate of Designations of Series A Junior Participating Preferred Stock of Whitman Corporation setting forth the terms of the Series A Junior Participating Preferred Stock, par value $0.01 per share, as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C. (Incorporated by reference to Form 8-A filed May 20, 1999)


    99.1 Text of Press Release dated May 20, 1999 relating to the closing of the merger and the authorization of the Rights.


















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